Exhibit 99.1

Liberty Energy Inc. Announces Proposed $450.0 Million Convertible Senior Notes Offering

March 25, 2026

DENVER, Colo.—Liberty Energy Inc. (NYSE: LBRT) (“Liberty”) today announced that it proposes to offer $450.0 million aggregate principal amount of convertible senior notes due 2032 (the “Notes”), subject to market conditions and other factors, in a private offering (the “Notes Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Liberty also intends to grant the initial purchasers an option to purchase, within a 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $50.0 million aggregate principal amount of the Notes (the “Initial Purchaser Option”).

The Notes will be general unsecured, senior obligations of Liberty and will accrue interest payable semiannually in arrears on March 1 and September 1 of each year, to holders of record as of the close of business on the immediately preceding February 15 and August 15, respectively, beginning on September 1, 2026. The Notes will mature on March 1, 2032, unless earlier converted, redeemed or repurchased. At any time prior to the close of business on the business day immediately preceding December 1, 2031, the Notes may be converted at the option of holders only upon satisfaction of certain conditions and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert all or any portion of their Notes at any time, regardless of the foregoing conditions. Upon conversion, Liberty will pay cash up to the aggregate principal amount of the Notes to be converted and pay or deliver, as the case may be, cash, shares of Liberty’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), or a combination of cash and shares of Class A Common Stock, at the election of Liberty, in respect of the remainder, if any, of Liberty’s conversion obligation in excess of the aggregate principal amount of the Notes being converted. The interest rate, initial conversion rate and other terms of the Notes will be determined at the time of pricing of the Notes Offering.

Liberty may redeem for cash all or any portion of the Notes, at its option, on or after March 1, 2029 and before the 21st scheduled trading day immediately preceding the maturity date if the last reported sale price of the Class A Common Stock has been at least 130% of the conversion price of the Notes then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which Liberty provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

Liberty intends to use the net proceeds from the Notes Offering to fund the cost of entering into the Capped Call Transactions, as described and defined below, with the remaining amount to be used for general corporate purposes. If the initial purchasers exercise their Initial Purchaser Option, Liberty expects to enter into additional Capped Call Transactions with the Option Counterparties (as defined below) and to use the remainder of such net proceeds for general corporate purposes.

In connection with the pricing of the Notes, Liberty expects to enter into privately negotiated capped call transactions relating to the Notes (the “Capped Call Transactions”) with one or more of the initial purchasers or their respective affiliates and certain other financial institutions (the “Option Counterparties”). The Capped Call Transactions will cover, subject to anti-dilution adjustments, the number of shares of Class A Common Stock that will initially underlie the Notes.

The Capped Call Transactions are expected generally to reduce the potential dilution to the Class A Common Stock upon conversion of any Notes and/or offset any cash payments Liberty is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the Capped Call Transactions, the Option Counterparties may enter into various derivative transactions with respect to the Class A Common Stock and/or purchase the Class A Common Stock in secondary market transactions concurrently with or shortly after the pricing of the Notes, including with or from, as the case may be, certain investors in the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Class A Common Stock or the Notes at that time.

In addition, the Option Counterparties may modify or unwind their hedge positions by entering into or unwinding various derivative transactions with respect to the Class A Common Stock and/or purchasing or selling the Class A Common Stock or other securities of Liberty in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so on each exercise date for the Capped Call Transactions or following any termination of any portion of the Capped Call Transactions in connection with any repurchase, redemption or early conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of the Class A Common Stock or the Notes, which could affect a noteholder’s ability to convert the Notes, and, to the extent the activity occurs following conversion or during any observation period related to a conversion of Notes, it could affect the amount and value of the consideration that a noteholder will receive upon conversion of such Notes.

Neither the Notes, nor any shares of Class A Common Stock issuable upon conversion of the Notes, have been, nor will be registered under the Securities Act or any state securities laws, and unless so registered, such securities may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. Any offers of the Notes will be made only by means of a private offering memorandum.

Forward-Looking Statements

The information above includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein concerning, among other things, statements about our expectations in connection with the Notes Offering, the size and terms of the Notes Offering, the use of proceeds from the Notes Offering, our expected growth from recent acquisitions, expected performance, expectations regarding the success of our distributed power business, future operating results, oil and natural gas demand and prices and the outlook for the oil and gas industry, power demand and outlook for the power industry, future global economic conditions, the impact of worldwide political, military and armed conflict (including the impact of the ongoing conflict with Iran and the closure of the Straight of Hormuz), the impact of announcements and changes in oil production quotas by oil exporting countries, improvements in operating procedures and technology, our business strategy and the business strategies of our customers, the impact of policy, legislative, and regulatory changes, the deployment of fleets in the future, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, return of capital to stockholders, business strategy and objectives for future operations, are forward-looking statements. These forward-looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “outlook,” “project,” “plan,” “position,” “believe,” “intend,” “achievable,” “forecast,” “assume,” “anticipate,” “will,” “continue,” “potential,” “likely,” “should,” “could,” and similar terms and phrases. However, the absence of these words does not mean that the statements are not forward-looking. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. The outlook presented herein is subject to change by Liberty without notice and Liberty has no obligation to affirm or update such information, except as required by law. These forward-looking statements represent our expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to certain risks, uncertainties and assumptions identified above or as disclosed from time to time in Liberty’s filings with the Securities and Exchange Commission (“SEC”). As a result of these factors, actual results may differ materially from those indicated or implied by such forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, we do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for us to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in “Item 1A. Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC on February 2, 2026 and in our other public filings with the SEC. These and other factors could cause our actual results to differ materially from those contained in any forward-looking statements.

About Liberty

Liberty Energy Inc. (NYSE: LBRT) is a leading energy services company. Liberty is one of the largest providers of completion services and technologies to onshore oil, natural gas, and enhanced geothermal energy producers in North America. Liberty also owns and operates Liberty Power Innovations LLC, providing advanced distributed power and energy storage solutions, supported by strategic relationships across advanced nuclear, enhanced geothermal, and battery energy storage systems, serving the commercial and industrial, data center, energy, and mining industries. Liberty was founded in 2011 with a relentless focus on value creation through a culture of innovation and excellence and the development of next generation technology. Liberty is headquartered in Denver, Colorado.

Contacts:

Michael Stock

Chief Financial Officer

Anjali Voria, CFA

Vice President of Investor Relations

303-515-2851

IR@libertyenergy.com